Exhibit 10.1

Execution Version

SECOND AMENDMENT

This SECOND AMENDMENT (this “Amendment”) is entered into as of January 31, 2005, among Jacobs Engineering Group Inc., a Delaware corporation (the “Company”), certain Subsidiaries of the Company party hereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and each, a “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), each issuer of letters of credit party hereto (collectively, the “L/C Issuers” and individually, a “L/C Issuer”), THE BANK OF NOVA SCOTIA, as Canadian Facility Agent and Canadian Swing Line Lender, and BANK OF AMERICA, N.A., as Administrative Agent and U.S. Swing Line Lender.

The Company, the Designated Borrowers, the Lenders, the L/C Issuers, the Canadian Facility Agent, the Canadian Swing Line Lender, the Administrative Agent and the U.S. Swing Line Lender have entered into a Credit Agreement dated as of August 22, 2003, as amended as of June 7, 2004 (as in effect as of the date of this Amendment, the “Credit Agreement”).

The Company has requested that the Lenders agree to certain amendments to the Credit Agreement and the Lenders have agreed to such request, subject to the terms and conditions of this Amendment.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1. Definitions; References; Interpretation.

(a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof and in the Consent and Agreement of Guarantors attached hereto) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

(b) As used herein, “Amendment Documents” means this Amendment and the Credit Agreement (as amended by this Amendment).

(c) Each reference to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference contained in the Credit Agreement, and each reference to “the Credit Agreement” and each other similar reference in the other Loan Documents, shall from and after the Effective Date (as defined in Section 2) refer to the Credit Agreement as amended hereby.

(d) The rules of interpretation set forth in Sections 1.02 and 1.05 of the Credit Agreement shall be applicable to this Amendment.

2. Amendment to Credit Agreement. Subject to the terms and conditions hereof, the defined term “Maturity Date” in Section 1.01 of the Credit Agreement is amended in its entirety

1.

to read as follows, effective as of the date of satisfaction of the conditions set forth in Section 4 (the “Effective Date”):

“Maturity Date” means January 29, 2010.

3. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) No Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

(b) The execution, delivery and performance by each Borrower of the Amendment Documents have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

(c) The Amendment Documents constitute the legal, valid and binding obligations of each Borrower, enforceable against it in accordance with their respective terms.

(d) All representations and warranties of each Borrower contained in the Credit Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 3(d) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(e) Each Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

(f) Each Borrower’s obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4. Conditions of Effectiveness.

(a) The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(1) The Administrative Agent shall have received from each Borrower, each of the Lenders, the Swing Line Lenders, the L/C Issuers and the Agents a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Amendment.

2.

(2) The Administrative Agent shall have received the consent, in form and substance satisfactory to the Administrative Agent, of each Subsidiary party to a Guaranty (in its capacity as such) to the execution and delivery hereof by the Borrowers.

(3) The Administrative Agent shall have received such documents and certifications as it may reasonably require from each Borrower, in form and substance satisfactory to the Administrative Agent, with respect to (A) the due authorization by such Borrower of the execution, delivery and performance of this Amendment and (B) the incumbency, authority and signatures of the Responsible Officer of such Borrower executing and delivering this Amendment.

(4) The Administrative Agent shall have received evidence of payment by the Company of all fees, costs and expenses due and payable as of the Effective Date hereunder and under the Credit Agreement, including any costs and expenses payable under Section 6(g) of this Amendment (including the Administrative Agent’s Attorney Costs, to the extent invoiced on or prior to the Effective Date).

(5) The Administrative Agent shall have received all other documents it, any L/C Issuer or the Lenders may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

(6) The representations and warranties in Section 3 of this Amendment shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

(b) For purposes of determining compliance with the conditions specified in Section 4(a), each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Effective Date specifying its objection thereto.

(c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

(d) The Administrative Agent will notify the Company and the Lenders of the occurrence of the Effective Date.

5. Fees. The Company shall pay (through the Administrative Agent) to each Lender that executes and delivers this Amendment by no later than 12:00 noon (Pacific time) on January 28, 2005, a non-refundable amendment fee equal to .025% of such Lender’s Commitment as of the Effective Date. Such amendment fee shall be fully-earned upon becoming due and payable, shall not be refundable for any reason whatsoever and shall be in addition to any fee, cost or expense otherwise payable by the Company pursuant to the Credit Agreement or this Amendment.

3.

6. Miscellaneous.

(a) The Company acknowledges and agrees that the execution and delivery by the Administrative Agent, the L/C Issuers, the Canadian Facility Agent, the Canadian Swing Line Lender, the U.S. Swing Line Lender and the Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(c) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Company shall bind such Lender or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

(e) This Amendment and the other Amendment Documents contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

(f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, the Credit Agreement or the Loan Documents.

(g) The Company agrees to pay or reimburse Bank of America (including in its capacity as Administrative Agent), upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by Bank of America (including in its capacity as Administrative Agent) in connection with the development, preparation, negotiation, execution and delivery of the Amendment Documents.

(h) This Amendment shall constitute a Loan Document.

[signature pages follow]

4.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

JACOBS ENGINEERING GROUP, INC.

By:	/s/ JOHN W. PROSSER, JR.
Name:	John W. Prosser, Jr.
Title:	Executive Vice President: Finance and Administration

JACOBS CANADA INC.

By:	/s/ JOHN W. PROSSER, JR.
Name:	John W. Prosser, Jr.
Title:	Treasurer

JACOBS FRANCE S.A.S.

By:	/s/ JOHN W. PROSSER, JR.
Name:	John W. Prosser, Jr.
Title:	Attorney-In-Fact

GIBB HOLDINGS LIMITED

By:	/s/ JOHN W. PROSSER, JR.
Name:	John W. Prosser, Jr.
Title:	Attorney-In-Fact

S-1.

JACOBS U.K. HOLDINGS LIMITED

By:	/s/ JOHN W. PROSSER, JR.
Name:	John W. Prosser, Jr.
Title:	Attorney-In-Fact

JACOBS ENGINEERING U.K. LIMITED

By:	/s/ JOHN W. PROSSER, JR.
Name:	John W. Prosser, Jr.
Title:	Attorney-In-Fact

JACOBSGIBB LIMITED

By:	/s/ JOHN W. PROSSER, JR.
Name:	John W. Prosser, Jr.
Title:	Attorney-In-Fact

S-2.

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ KENNETH J. BECK
Name:	Kenneth J. Beck
Title:	Senior Vice President

S-3.

THE BANK OF NOVA SCOTIA, as Canadian Facility Agent

By:	/s/ JAMES J. RHEE
Name:	James J. Rhee
Title:	Director

/s/ STEPHEN H. COREY
Stephen H. Corey
Associate Director

S-4.

BANK OF AMERICA, N.A., as a Tranche 1 Lender, L/C Issuer and U.S. Swing Line Lender

By:	/s/ KENNETH J. BECK
Name:	Kenneth J. Beck
Title:	Senior Vice President

S-5.

THE BANK OF NOVA SCOTIA, as Tranche 2 Lender and as Canadian Swing Line Lender

By:	/s/ JAMES J. RHEE
Name:	James J. Rhee
Title:	Director

/s/ STEPHEN H. COREY
Stephen H. Corey
Associate Director

S-6.

BNP PARIBAS, as a Tranche 1 Lender

By:	/s/ JANICE S. H. HO
Name:	Janice S. H. Ho
Title:	Director

By:	/s/ FREDERIQUE MERHAUT
Name:	Frederique Merhaut
Title:	Director

S-7.

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Tranche 1 Lender and as L/C Issuer

By:	/s/ JOHN G. TAYLOR
Name:	John G. Taylor
Title:	Vice President

S-8.

THE ROYAL BANK OF SCOTLAND PLC, as a Tranche 1 Lender

By:	/s/ DAVID APPS
Name:	David Apps
Title:	Senior Vice President

S-9.

U.S. BANK NATIONAL ASSOCIATION, as a Tranche 1 Lender

By:	/s/ JANET E. JORDAN
Name:	Janet E. Jordan
Title:	Vice President

S-10.

UNION BANK OF CALIFORNIA, N.A., as a Tranche 1 Lender

By:	/s/ PETER THOMPSON
Name:	Peter Thompson
Title:	Vice President

S-11.

HARRIS TRUST AND SAVINGS BANK, as a Tranche 1 Lender

By:	/s/ JOANN HOLMAN
Name:	Joann Holman
Title:	Director

S-12.

WELLS FARGO BANK, N.A., as a Tranche 1 Lender

By:	/s/ LING LI
Name:	Ling Li
Title:	Vice President

S-13.

CREDIT LYONNAIS, as a Tranche 1 Lender

By:	CREDIT LYONNAIS PARIS.
Name:	Y. Le Blevec
Title:	Directeur Commercial

/s/ LE BLEVEC YANNICk
Le Blevec Yannick
Directeur Commercial CREDIT LYONNAIS DRE - lle de France Est

S-14.

KEYBANK NATIONAL ASSOCIATION, as a Tranche 1 Lender

By:	/s/ BRENDAN A. LAWLOR
Name:	BRENDAN A. LAWLOR
Title:	SENIOR VICE PRESIDENT

S-15.

SUMITOMO MITSUI BANKING CORPORATION, as a Tranche 1 Lender

By:	/s/ AL GALLUZZO
Name:	Al Galluzzo
Title:	Senior Vice President

S-16.

COMERICA BANK, as a Tranche 1 Lender

By:	/s/ ELISE WALKER
Name:	Elise Walker
Title:	Vice President

S-17.

THE NORTHERN TRUST COMPANY, as a Tranche 1 Lender

By:	/s/ STEVE RYAN
Name:	Steve Ryan
Title:	Vice President

S-18.

CONSENT AND AGREEMENT OF GUARANTORS

Each of the undersigned, in its capacity as a Subsidiary party to a Guaranty, acknowledges that its consent to the foregoing Second Amendment (the “Agreement”) is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned executed by the undersigned in the Agents’, the L/C Issuers’, the Swing Line Lenders’ and the Lenders’ favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Agreement of Guarantors to be duly executed as of January 28, 2005.

JE MERIT CONSTRUCTORS, INC., as a Guarantor

By	/s/ JOHN W. PROSSER, JR.
Name:	John W. Prosser, Jr.
Title:	Treasurer

JACOBS ENGINEERING INC., as a Guarantor

By	/s/ JOHN W. PROSSER, JR.
Name:	John W. Prosser, Jr.
Title:	Treasurer

JACOBS FACILITIES INC., as a Guarantor

By	/s/ JOHN W. PROSSER, JR.
Name:	John W. Prosser, Jr.
Title:	Treasurer

SVERDRUP TECHNOLOGY, INC., as a Guarantor

By	/s/ JOHN W. PROSSER, JR.
Name:	John W. Prosser, Jr.
Title:	Treasurer

1.

JACOBS CIVIL INC., as a Guarantor

By	/s/ JOHN W. PROSSER, JR.
Name:	John W. Prosser, Jr.
Title:	Treasurer

JACOBS CANADA INC., as a Guarantor

By	/s/ JOHN W. PROSSER, JR.
Name:	John W. Prosser, Jr.
Title:	Treasurer

JACOBS FRANCE S.A.S., as a Guarantor

By	/s/ JOHN W. PROSSER, JR.
Name:	John W. Prosser, Jr.
Title:	Attorney-In-Fact

GIBB HOLDINGS LIMITED, as a Guarantor

By	/s/ JOHN W. PROSSER, JR.
Name:	John W. Prosser, Jr.
Title:	Attorney-In-Fact

JACOBS U.K. HOLDINGS LIMITED, as a Guarantor

By	/s/ JOHN W. PROSSER, JR.
Name:	John W. Prosser, Jr.
Title:	Attorney-In-Fact

JACOBS ENGINEERING U.K. LIMITED, as a Guarantor

By	/s/ JOHN W. PROSSER, JR.
Name:	John W. Prosser, Jr.
Title:	Attorney-In-Fact

2.

JACOBSGIBB LIMITED, as a Guarantor

By	/s/ JOHN W. PROSSER, JR.
Name:	John W. Prosser, Jr.
Title:	Attorney-In-Fact

3.